SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ASA Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: __________________________

2) Form, Schedule or Registration Statement No. __________

3) Filing Party: _____________________________

4) Date Filed: ______________________________

ASA LIMITED

11 SUMMER STREET
4 TH FLOOR
BUFFALO, NY 14209
______________________________

SUPPLEMENT DATED FEBRUARY 21, 2008 TO PROXY STATEMENT DATED JANUARY 29, 2008
FOR
ANNUAL GENERAL MEETING OF SHAREHOLDERS
______________________________

This supplement should be read in conjunction with the proxy statement dated January 29, 2008 (the “Proxy Statement”) of ASA Limited (the “Company”). All capitalized terms not defined in this supplement have the same meanings as in the Proxy Statement.

CHANGE OF RECORD AND MEETING DATES

The Record Date for the 2008 Annual General Meeting of Shareholders (the “Meeting”) of the Company has been changed from January 14, 2008 to February 25, 2008. Only shareholders of record at the close of business on February 25, 2008 will be entitled to vote at the Meeting. The date of the Meeting has been postponed from March 6, 2008 to April 8, 2008. The Meeting will be held on Tuesday, April 8, 2008, at 10:00 a.m., Eastern Time, at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022.

SUPPLEMENTAL TAX DISCLOSURE

Reference is made to the discussion at pages 15 and 16 of the Proxy Statement under the caption “The major tender offer program proposed by the dissident shareholders would have significant adverse income tax consequences to many non-tendering and tendering shareholders.” That discussion describes the Company’s belief that, due to the Company’s status as a passive foreign investment company (“PFIC”), there would be significant adverse income tax consequences to (1) non-tendering QEF-electing shareholders, and (2) tendering non-electing shareholders, if the Company were to carry out the major tender offer program proposed by the dissident shareholders. The Company believes that all other shareholders – i.e., (1) all tendering shareholders who have made a QEF election or an election to mark their shares to market, and (2) all non-tendering shareholders who have not made a QEF election – would not be subject to any significant adverse income tax consequences due to the Company’s status as a PFIC, if the Company were to carry out the major tender offer program proposed by the dissident shareholders.

NEW RED BAR WHITE PROXY CARD ENCLOSED – ACTION REQUIRED

If you previously have received a WHITE proxy card and have returned your proxy by mail, by touch-tone telephone, or through the Internet, that proxy is no longer valid.

A NEW RED BAR WHITE proxy card reflecting the record and Meeting date changes is enclosed with this supplement. In order to have your voting instructions recorded, you must indicate your voting instructions on the enclosed NEW RED BAR WHITE proxy card, sign and date the card, and return the card in the postage-paid envelope provided before April 8, 2008, the date of the Meeting. As an alternative to using the NEW RED BAR WHITE proxy card to return your proxy, you may vote in person at the Meeting or you may return your proxy by touch-tone telephone with a toll-free call to 1-888-693-8683, or through the Internet, at www.cesvote.com, and by following the instructions on the website. If you need assistance returning your proxy, please contact D.F. King & Co., Inc., the Company’s proxy solicitor, at 1-800-549-6746 (toll-free) or 1-212-269-5550 (call collect).

RETURN YOUR PROXY BY INTERNET	WWW.CESVOTE.COM

Use the Internet to return your proxy until 6:00 a.m. EST on the morning of the Annual General Meeting. Have your proxy card in hand when you access the Website listed above and follow the instructions provided.

RETURN YOUR PROXY BY TELEPHONE	1-888-693-8683

Use any touch-tone telephone to return your proxy until 6:00 a.m. EST on the morning of the Annual General Meeting. Have your proxy card in hand when you call and follow the instructions provided.

RETURN YOUR PROXY BY MAIL

Please mark, sign, date and promptly mail your proxy card using the postage-paid envelope provided or return your proxy card to: ASA Limited, c/o Corporate Election Services, PO Box 3230, Pittsburgh PA 15230 to ensure that your proxy is received prior to the Annual General Meeting on April 8, 2008.

Return Your Proxy by Internet Access the Website and return your proxy electronically: www.cesvote.com	Return Your Proxy by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Return Your Proxy by Mail Sign and return your proxy in the postage-paid envelope provided.

Control Number

IF YOU HAVE NOT RETURNED YOUR PROXY VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION,
MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE.
ASA LIMITED	ANNUAL GENERAL MEETING WHITE PROXY CARD

This proxy is being solicited on behalf of the Board of Directors of ASA Limited (the “Company”).

The undersigned hereby appoints as proxies Paul K. Wustrack, Jr. and Lawrence G. Nardolillo, and each of them (with power of substitution), to vote all of the undersigned’s shares in the Company held on the record date at the Annual General Meeting of Shareholders to be held on April 8, 2008 at 10:00 a.m., Eastern Time, at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022, and any adjournment or postponement thereof (the “Meeting”), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each of the nominees in Proposal 1, “FOR” Proposal 2, and “AGAINST” Proposal 3, with discretionary power to vote upon such other business as may properly come before the Meeting.

, 2008

Shareholder Sign Here	Date

, 2008

Co-Shareholder Sign Here	Date

Please sign exactly as name appears on this proxy. Joint shareholders should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person indicating title.

ASA LIMITED
RETURN YOUR PROXY VIA THE INTERNET OR BY TELEPHONE

Dear Shareholder:

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

ASA Limited encourages you to return your proxy electronically via the Internet or by telephone, both of which are available 24 hours per day, seven days per week. If you return your proxy by Internet or telephone, you do NOT need to mail your proxy card.

•

To return your proxy electronically via the Internet, go to the Website: http://www.cesvote.com and follow the prompts. You must use the control number printed in the box by the arrow on the reverse side of this card.

• To return your proxy by telephone, use a touch-tone telephone and call 1-888-693-8683. You must use the control number printed in the box by the arrow on the reverse side of this card.

If you have any questions regarding the proposals or need assistance returning your proxy, please contact D. F. King & Co., Inc., which is assisting ASA Limited, at 1-800-549-6746 (call toll-free) or at 1-212-269-5550 (call collect).

Thank you for your prompt attention to this request.

IF YOU HAVE NOT RETURNED YOUR PROXY VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION,
MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE.
ASA LIMITED							ANNUAL GENERAL MEETING WHITE PROXY CARD

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD RECOMMENDS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, AND “AGAINST” PROPOSAL 3.

1.	Election of Directors
			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

	(1)	R.J.A. Irwin	☐	☐	☐	(6)	J.G. Inglis	☐	☐	☐
	(2)	H.M. Conger	☐	☐	☐	(7)	M.W. MacNaught	☐	☐	☐
	(3)	H.R. Breck	☐	☐	☐	(8)	R.A. Pilkington	☐	☐	☐
	(4)	C.A. Crocker	☐	☐	☐	(9)	A.M. Rosholt	☐	☐	☐
	(5)	J.C. Farrell	☐	☐	☐

2.
To ratify and approve the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending November 30, 2008, and to authorize the Audit Committee of the Board to set the independent auditors’ remuneration.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.
To consider a shareholder proposal recommending that the Board authorize an immediate tender offer for 30% of the Company’s outstanding shares, followed thereafter by semi-annual tender offers for 10% of the Company’s outstanding shares, with each such tender offer at a price equal to 99% of net asset value.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

(Continued, and please sign on reverse side.)